                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2002

                                 Razorfish, Inc.

             (exact name of registrant as specified in its charter)

            Delaware                     000-25847               13-3804503
            --------                     ---------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


     107 Grand Street, New York, New York                        10013
     ------------------------------------                        -----
     (Address of principal executive offices)                    (zip code)


       Registrant's Telephone Number, including Area Code: (212) 966-5960

                                       N/A

          (Former name or former address, if changed since last report)

Item 1.             Changes in Control of Registrant
                    Not applicable.

Item 2.             Acquisitions or Disposition of Assets
                    Not applicable.

Item 3.             Bankruptcy or Receivership
                    Not applicable.

Item 4.             Changes in Registrant's Certifying Accountant
                    Not applicable.

Item 5.             Other Events

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                    On April 22, 2002, Razorfish, Inc. issued a press release
                    (which is attached hereto as an Exhibit 99) announcing that it had entered into a purchase agreement to issue and sell shares of its Class A common stock and warrants to purchase Class A common stock to certain investors.

Item 6.             Resignation of Registrant's Directors
                    Not applicable.

Item 7.             Financial Statements and Exhibits

                    (a)    Financial Statements of Businesses Acquired.
                                      Not applicable.

                    (b     Pro Forma Financial Information.
                                      Not applicable.

                    (c)    Exhibits

                           Item 601(a) of
                           Regulation S-K
                            Exhibit No.                  Description
                            -----------                  -----------

                                 99              Press release announcing the
                                                 agreement to issue and sell
                                                 shares of its Class A common
                                                 stock and warrants to purchase
                                                 Class A common stock.




Item 8.             Change in Fiscal Year
                    Not applicable.

Item 9.             Regulation FD Disclosure
                    Not applicable.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAZORFISH, INC.
                                          (Registrant)


Dated:   April 22, 2002                   By: /s/ Jean-Philippe Maheu
                                              --------------------------
                                               Name:  Jean-Philippe Maheu
                                               Title:   Chief Executive Officer




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                                INDEX TO EXHIBIT
                                ----------------


Exhibit No.                             Description
-----------                             -----------

99 Press release announcing the agreement to issue and sell shares of its its Class A common stock and warrants to purchase Class A common stock.



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